Exhibit 99.1

                                 PROMISSORY NOTE


NEW YORK, NEW YORK                                                MAY 23, 2006

                  FOR VALUE RECEIVED, the undersigned, Premier Entertainment Biloxi LLC ("Maker"), hereby unconditionally promises to pay to the order of BHR Holdings, LLC ("Lender") the principal amount of EIGHT MILLION AND NO/100 Dollars ($8,000,000.00), in legal and lawful money of the United States of America, together with interest on the unpaid balance at the lesser of the Highest Lawful Rate (as hereinafter defined) or twelve percent (12%) per annum.

                  The principal balance of this Note, together with all accrued and unpaid interest thereon, shall be due and payable on the earlier of (x) May 23, 2007; (y) the date on which sufficient insurance proceeds received by the Maker from Homeland Insurance Company, RSUI Indemnity, Clarendon America, Great American Excess, or James River Insurance Company (the "Proceeds") become available to repay in full the principal and interest due hereunder; provided, however, that if the Proceeds received by the Maker from any insurer are not sufficient to repay in full the principal and interest due hereunder, then the Maker will apply any Proceeds received first to accrued but unpaid interest and then to the principal amount of the Note; or (z) the date on which (1) all of the Proceeds have been collected, and there remains an outstanding balance of principal and/or interest due hereunder or (2) the remaining available Proceeds to be collected from insurers are not sufficient to repay the balance of principal and interest due hereunder (in each case, the "Maturity Date").

                  Interest shall be computed on the basis of a 360-day year and for the actual number of days elapsed (including the first day but excluding the last day), unless such calculation would result in a usurious rate, in which case interest shall be calculated on a per annum basis of a year of 365 or 366 days, as the case may be.

                  Regardless of any provision contained herein, or in any other document executed in connection herewith or in any other agreement, whether written or oral, expressed or implied, neither Lender nor any holder hereof shall be entitled to receive, collect, or apply, as interest hereon, nor shall any amounts received hereunder be credited, so that Lender or any holder hereof shall be paid, as interest, a sum greater than the maximum amount permitted to be charged from time to time by applicable law (the "Highest Lawful Rate"), and in the event the holder hereof ever receives, collects, or applies, as interest, any such excess, such amount which would be excessive interest shall be deemed a partial prepayment of the principal hereof and treated hereunder as such; and, if the principal hereof is paid in full, any remaining excess shall forthwith be paid to Maker. In determining whether or not the interest paid or payable under any specified contingency exceeds the Highest Lawful Rate, Maker and the holder hereof shall, to the maximum extent permitted under applicable law, (a) characterize any nonprincipal payment as an expense, fee, or premium rather than as interest, (b) exclude voluntary prepayments and the effects thereof, and (c) spread the total amount of interest throughout the entire contemplated term

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hereof; provided that if the indebtedness evidenced hereby is paid and performed in full prior to the end of the full term contemplated hereby, and if the interest received for the actual period of existence thereof exceeds the maximum lawful rate, the holder hereof shall refund to Maker the amount of such excess or credit the amount of such excess against the principal hereof, and in such event, the holder hereof shall not be subject to any penalties provided by any laws for contracting for, charging, or receiving interest in excess of the Highest Lawful Rate.

                  If payment of this Note is not made on the Maturity Date, the entire indebtedness hereunder, at the option of Lender, shall immediately become due and payable, and Lender shall be entitled to pursue any or all remedies to which Lender is entitled hereunder, or at law or in equity. Any interest not paid on the Maturity Date shall be compounded by increasing the principal amount payable hereunder by the amount of interest accrued through the Maturity Date.

                  This Note may be prepaid, in whole or in part, without penalty. This Note may not be changed, amended or modified except in a writing expressly intended for such purpose and executed by the party against whom enforcement of the change, amendment or modification is sought. The loan evidenced by this Note is made solely for business purposes and is not for personal, family, household or agricultural purposes.

                  THIS NOTE IS BEING EXECUTED AND DELIVERED, AND IS INTENDED TO BE PERFORMED, IN THE STATE OF NEW YORK. EXCEPT TO THE EXTENT THAT THE LAWS OF THE UNITED STATES MAY APPLY TO THE TERMS HEREOF, THE SUBSTANTIVE LAWS OF THE STATE OF NEW YORK SHALL GOVERN THE VALIDITY, CONSTRUCTION, ENFORCEMENT AND INTERPRETATION OF THIS NOTE.

                  Service of any notice by Maker to Lender or by Lender to Maker shall be mailed, postage prepaid by certified United States mail, return receipt requested, at the address for such party set forth in this Note, or at such subsequent address provided to the other party hereto in the manner set forth in this paragraph for all notices. Any such notice shall be deemed given three (3) days after deposit thereof in an official depository under the care and custody of the United States Postal Service.

                  Should the indebtedness represented by this Note or any part thereof be collected at law or in equity or through any bankruptcy, receivership, probate or other court proceedings or if this Note is placed in the hands of attorneys for collection after default, the undersigned agrees to pay to the holder of this Note, in addition to the principal and interest due and payable hereon, reasonable attorneys' and collection fees.

                  The undersigned and all other persons liable or to become liable on this Note severally waive presentment for payment, demand, notice of demand and of dishonor and nonpayment of this Note, notice of intention to accelerate the maturity of this Note, notice of acceleration, protest and notice of protest, diligence in collecting, and the bringing of suit against any other party, and agree to all renewals, extensions, modifications, partial payments,


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releases or substitutions of security, in whole or in part, with or without notice, before or after maturity.

                  Demand, diligence, presentment protest, notice of dishonor and notice of non-payment are hereby waived by the Maker.

                  The undersigned hereby expressly and unconditionally waives, in connection with any suit, action or proceeding brought by the payee on this Note, any and every right it may have to (a) injunctive relief, (b) a trial by jury, (c) interpose any counterclaim therein and (d) have the same consolidated with any other or separate suit, action or proceeding. Nothing herein contained shall prevent or prohibit the undersigned from instituting or maintaining a separate action against payee with respect to any asserted claim.

                  This Note represents the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties.

                  EXECUTED AND AGREED as of the date first above written.


                                     Maker:

                                     PREMIER ENTERTAINMENT BILOXI LLC


                                     By:
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                                     Name:
                                           -----------------------------------
                                     Title:
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